Exhibit 99-1

 $75,000,000 Senior Notes Issuance  Investor PresentationJune 2017NYSE: CUBI

 This presentation, as well as other written or oral communications made from time to time by us, contains forward-looking information within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to future events or future predictions, including events or predictions relating to future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “plan,” “intend,” or “anticipate” or the negative thereof or comparable terminology. Forward- looking statements in this presentation include, among other matters, guidance for our financial performance, and our financial performance targets. Forward-looking statements reflect numerous assumptions, estimates and forecasts as to future events. No assurance can be given that the assumptions, estimates and forecasts underlying such forward-looking statements will accurately reflect future conditions, or that any guidance, goals, targets or projected results will be realized. The assumptions, estimates and forecasts underlying such forward-looking statements involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions, which may not be realized and which are inherently subject to significant business, economic, competitive and regulatory uncertainties and known and unknown risks, including the risks described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in our filings with the SEC. Our actual results may differ materially from those reflected in the forward-looking statements.In addition to the risks described under “Risk Factors” in our filings with the SEC, important factors to consider and evaluate with respect to our forward-looking statements include:changes in external competitive market factors that might impact our results of operations;changes in laws and regulations, including without limitation changes in capital requirements under Basel III;changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;our ability to identify potential candidates for, and consummate, acquisition or investment transactions;the timing of acquisition, investment or disposition transactions;constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities;local, regional and national economic conditions and events and the impact they may have on us and our customers;costs and effects of regulatory and legal developments, including the results of regulatory examinations and the outcome of regulatory or other governmental inquiries and proceedings, such as fines or restrictions on our business activities;our ability to attract deposits and other sources of liquidity;changes in the financial performance and/or condition of our borrowers;changes in the level of non-performing and classified assets and charge-offs;changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations;  Forward-Looking Statements

 Forward-Looking Statements  timely development and acceptance of new banking products and services and perceived overall value of these products and services by users, including the products and services being developed and introduced to the market by the BankMobile division of Customers Bank;changes in consumer spending, borrowing and saving habits;technological changes;our ability to increase market share and control expenses;continued volatility in the credit and equity markets and its effect on the general economy;effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;the businesses of Customers Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;material differences in the actual financial results of merger and acquisition activities compared with our expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame;our ability to successfully implement our growth strategy, control expenses and maintain liquidity;Customers Bank's ability to pay dividends to Customers Bancorp;risks related to the sale of BankMobile, including:our ability to successfully complete a sale and the timing of such completion; the ability of Customers and a buyer to meet all of the conditions precedent to completion of a sale; the impact of an announcement of a sale on the value of our securities, our business and our relationship with employees and customers; our use of proceeds from a sale, if any; the effect on Customers' business if a sale is not completed and Customers is unable to sell or otherwise dispose of BankMobilerisks relating to BankMobile in the event Customers is unable to sell the business, including:that integration of the Higher One Disbursement business with BankMobile may be less successful, more difficult, time-consuming or costly than expected, and that BankMobile may be unable to realize anticipated cost savings and revenue enhancements within the expected time frame or at all; material variances in the adoption rate of BankMobile's services by new students and/or the usage rate of BankMobile's services by current student customers compared to our expectations;

 Forward-Looking Statements  the levels of usage of other BankMobile student customers following graduation of additional product and service offerings of BankMobile or Customers Bank, including mortgages and consumer loans, and the mix of products and services used; our ability to implement changes to BankMobile's product and service offerings under current and future regulations and governmental policies; our ability to effectively manage revenue and expense fluctuations that may occur with respect to BankMobile's student-oriented business activities, which result from seasonal factors related to the higher-education academic year; our ability to implement our strategy regarding BankMobile, including with respect to our intent to sell or otherwise dispose of the BankMobile business in the future, depending upon market conditions and opportunities; and BankMobile's ability to successfully implement its growth strategy and control expenses.You are cautioned not to place undue reliance on any forward-looking statements we make, which speak only as of the date they are made. We do not undertake any obligation to release publicly or otherwise provide any revisions to any forward-looking statements we may make, including any forward-looking financial information, to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as may be required under applicable law.This presentation has been prepared by Customers Bancorp solely for informational purposes to assist interested parties in making their own evaluation of Customers Bancorp and does not purport to contain all of the information that may be relevant. Interested parties should conduct their own investigation and analysis of Customers Bancorp and the information contained in this presentation and any other information provided by or on behalf of Customers Bancorp.This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of Customers Bancorp in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.None of the Securities and Exchange Commission (SEC), any state securities commission, the Federal Reserve, the Federal Deposit Insurance Corporation or any other regulatory body has approved or disapproved of the securities of Customers Bancorp or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.Customers Bancorp has filed a registration statement (including a prospectus) on Form S-3 (File No. 333-218483) and a preliminary prospectus supplement dated June 26, 2017 with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and the documents incorporated by reference therein that we have filed with the SEC for more complete information about Customers Bancorp and the offering, Investors may obtain these documents without charge by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement and the prospectus relating to the offering may be obtained from Customers Bancorp or Sandler O'Neill + Partners, L.P., 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, (866) 805-4128.

 Issuer:  Customers Bancorp, Inc.  Security:  Senior Unsecured Notes  Ticker / Exchange:  CUBI / NYSE  Coupon:  To be determined  Maturity:  Five Years  Total Offering Size:  $75 Million  Current Issuer Credit Ratings:  Kroll: BBB  Use of Proceeds:  For general corporate purposes, primarily to downstream as capital to Customers Bank and may be used, in part, to support repayment of senior debt maturing in 2018  Expected Pricing:  Week of June 26, 2017  Book-running manager:  Sandler O’Neill + Partners, L.P.  Offering Summary

Our Goals & Objectives

Customers Bancorp, Inc.

Highly Focused, Innovative, Relationship Banking Based Commercial Bank Providing;

Strong Organic Growth, Well Capitalized, Branch Lite Bank in Attractive Markets

Highly skilled teams targeting privately held businesses and high net worth families

Robust risk management driven business strategy

Target market from Boston to Philadelphia along Interstate 95

Strong Profitability, Growth & Efficient Operations

Operating efficiencies offset tighter margins and generate sustainable profitability

Continuing operations efficiency ratio in the 40's

Above average ROA (~1%) and ROCE (~12%)

Strong Credit Quality & Low Interest Rate Risk

Unwavering underwriting standards

Loan portfolio performance consistently better than industry and peers

Somewhat asset sensitive

Q1 2017 Financial Information	
Total Assets ($000)	$9,906,636
Gross Loans ($000)	$8,281,295
Total Deposits ($000)	$7,335,480
Total Equity ($000)	$879,817
ROAA (%)	1.09%
ROACE (%)	13.80%
Net Interest Margin (%)	2.73%
TCE / ATA (%) [1]	6.72%
Leverage Ratio (%)	9.04%
Tier 1 Ratio (%)	11.35%
Total Risk-Based Ratio (%)	12.99%
NPAs / Assets (%)	0.30%
NCOs / Avg. Loans (%)	0.01%
Reserves / Loans (%)	0.49%

Customers Bank's BankMobile Division is Classified as Held for Sale in all Customers' Consolidated Financial Statements released since January 2017, Including the January and April Earnings Releases and the Form 10K as of, and for the Period Ending December 31, 2016. Amounts Included in this Investor Presentation are "Combined", Including Both Continuing and Discontinued Operations, Unless Otherwise Indicated

1) Non-GAAP measure calculated as GAAP total shareholders' equity less preferred stock and goodwill and other intangibles divided by total average assets less average goodwill and other intangibles

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 Approach to Winning Model  Relationship driven but never deviate from following critical success factorsOnly focus on very strong credit quality nichesVery strong risk management cultureOperate at lower efficiency ratio than peers to deliver sustainable strong profitability and growth Always attract and retain top quality talentCulture of innovation and continuous improvement  Customers Business Model

Banking Strategy – Community Business Banking

Customers Bancorp, Inc.



Single Point of Contact
Client
High Touch / High Tech
Client Makes One Call
Private / Relationship Bankers
Concierge Bankers
All Business Products
All Non-Credit Products
All Consumer Products

- Very Experienced Teams
- Exceptional Service
- Risk Based Incentive Compensation



Consumer & Residential 6%
Multi Family loans 41%
Commercial 37%
Non-Owner Occupied CRE 16%
Commercial - C&I, Owner Occupied 16%
Commerical - Mortgage Warehouse 21%

Community Business Bank is Focused on the following businesses:

- Banking Privately Held Businesses – Commercial C&I loans are 37% of the portfolio
  - Manufacturing, service, technology, wholesale, equipment financing, private mid size mortgage companies
- Banking High Net Worth Families – Multi Family loans are 41% of the portfolio; New York and regional multi family lending
- Non-owner occupied Commercial Real Estate loans are only 16% of portfolio

Note: Loan portfolio composition as of March 31, 2017
Amounts presented are on a continuing operations basis.

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 Our Competitive Advantage: Highly Experienced Management Team

 Results in: Organic Growth of Deposits with Controlled Costs  Source: Company data.   Customers’ strategies of single point of contact and recruiting known teams in target markets produce rapid deposit growth with low total cost  Total Deposit Growth ($mm)  Cost of Deposits  Amounts presented are on a “Combined” basis.

 Source: Company data.   Deposit Composition

 High Growth with Strong Credit QualityContinuous recruitment and retention of high quality teamsCentralized credit committee approval for all loansLoans are stress tested for higher rates and a slower economyInsignificant delinquencies on loans originated since new management team took overCreation of solid foundation for future earnings  Source: Company data. Includes deferred costs and fees.   Loan Growth  Lending Strategy

 NPL  Source: SNL Financial, Company data. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with comparable size in assets and loan portfolios (excluding banks with large residential mortgage loan portfolios). Industry data includes all commercial and savings banks. Peer and Industry data as of December 31, 2016   Charge Offs  Asset Quality Indicators Continue to be Strong  Note: Customers 2015 charge-offs includes 12 bps for a $9 million fraudulent loan  Charge Off amounts presented are on a “Combined” basis and include $696 thousand of charge offs related to BankMobile in 2016.  Build an Outstanding Loan Quality Portfolio

C&I & Owner Occupied CRE Banking Strategy

Customers Bancorp, Inc.

Commercial Loan and Deposit Growth ($mm)



LOAN CAGR: 32%
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.9
$0.2
$1.6
$0.4
$1.3
$0.5
$2.1
$1.6
$2.9
$2.8
$3.5
$4.0
$3.1
$3.9
2011
2012
2013
2014
2015
2016
Q1 2017
$'s in billions
Loans
Deposits

Banking Privately Held Business

Private & Commercial Banking

- Target companies with up to $100 million annual revenues
- Single point of contact
- NE, NY, PA & NJ markets
- SBA loans originated by small business relationship managers

Banking Mortgage Companies

- Private banking focused on privately held mortgage companies generally with equity of $5 to $10 million
- Very strong credit quality relationship business with good fee income and deposits
- ~75 strong mortgage companies as clients
- All outstanding loans are variable rate and classified as held for sale

Source: Company data

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Multi-Family Banking Strategy

Customers Bancorp, Inc.

Multi-Family Loan and Deposit Growth ($mm)



$4.0
$3.0
$2.0
$1.0
$0.0
$0.1
$0.4
$1.1
$2.3
$0.1
$2.9
$0.3
$3.2
$0.3
$3.4
$0.3
2011
2012
2013
2014
2015
2016
Q1 2017
$'s in billions
Loans
Deposits

Banking High Net Worth Families

- Focus on families that have income producing real estate in their portfolios
- Private banking approach
- Focus Markets: New York & Philadelphia MSAs
- Average Loan Size at 3/31/2017: $6.7million
- Remote banking for deposits and other relationship based loans
- Portfolio grown organically from a start up with very experienced teams hired in the past 4 years
- Strong credit quality niche
- Interest rate risk managed actively
- Little construction lending
- Predominately rent stabilized properties. Avoid new development and high end development

Source: Company data

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 Source: SNL Financial, Company data based on continuing operations. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with comparable size in assets and loan portfolios (excluding banks with large residential mortgage loan portfolios). Industry data includes SEC reporting banks. Peer and Industry data as of December 31, 2016.   Amounts presented on this page are on a Continuing Operations basis.  Total Costs as a % of Assets  Efficiency Ratio  Build Efficient Operations

 Strategy execution has produced superior growth in revenues and earnings  Source: Company dataNon-GAAP measure calculated as GAAP net income less/plus securities gains and losses (including the impairment loss recognized on the equity investment) .  Amounts presented are on a Continuing Operations basis.  Core Net Income ($mm) (1) (2)  Total Revenue ($mm) (1)   Deposit, Lending and Efficiency Strategies Result in Disciplined & Profitable Growth

Customers Bancorp, Inc.

BankMobile Status Update

- Customers Bank acquired the Disbursements Business of Higher One, Inc. on June 15, 2016
- The acquired Disbursements Business was combined with Customers Bank's existing BankMobile product line in Q2 2016
- Effective for the 2016 fourth quarter and year end financial reports, Customers begins reporting BankMobile as discontinued operations/held for sale to the investor community
- Q1 2017 Customers announces agreement to sell BankMobile
- On May 31, 2017, Customers stated that the buyer had not yet been able to raise the capital required in the Q1 2017 Purchase Agreement, that an alternative structure had been proposed for the transaction by the buyer, and that Customers had received two new unsolicited proposals, subject to due diligence and Customers determination as to which alternative proposal was superior to Customers shareholders

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Segment Financial Performance Results

Customers Bancorp, Inc.

(Dollars in millions)	Q1 2017 Community Business Banking	BankMobile Incl BMT (Discontinuing Operations)	Combined Customers Bancorp Inc & Subs
Interest Income	$ 78.83	$ 4.26	$ 83.09
Interest Expense	$ 20.66	$ 0.02	$ 20.68
Net-interest income	$ 58.18	$ 4.24	$ 62.42
Provision for loan losses	$ 3.05	$ -	$ 3.05
Non-interest income	$ 5.43	$ 17.33	$ 22.75
Non-interest expense	$ 30.15	$ 19.22	$ 49.37
Income before tax expense	$ 30.41	$ 2.35	$ 32.76
Income tax expense	$ 6.12	$ 0.89	$ 7.01
Net income	$ 24.29	$ 1.46	$ 25.75
Preferred stock dividends	$ 3.61	$ -	$ 3.61
Net income available to common shareholders	**$ 20.68**	**$ 1.46**	**$ 22.13**

- Comparable 2016 periods are not provided as BankMobile was not operating as a segment in the first quarter of 2016 and its operations were not material.
- Segment results presented above include an internal allocation from Community Business Banking to BankMobile of $4.3 million in Q1 2017 for interest on deposits generated by the BankMobile segment used to fund the Community Business Banking Segment. The discontinued operations loss disclosed in the income statement prepared in accordance with generally accepted accounting principles ("GAAP") does not consider the funds transfer pricing benefits of deposits.
- Direct operating revenues and costs are captured separately in the accounting records for each business segment. All corporate overhead costs are assigned to the Community Business Banking segment as those costs are expected to stay with the segment following the sale of the BankMobile segment, currently anticipated to occur within 6 to 12 months.

Amounts presented are on a "Combined" basis.

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 Amounts presented on this page are on a continuing operations basis.  Pro Forma Double Leverage and Interest Coverage

Contacts

Customers Bancorp, Inc.

Company:

Robert Wahlman, CFO
Tel: 610-743-8074
rwahlman@customersbank.com
www.customersbank.com

Jay Sidhu
Chairman & CEO
Tel: 610-301-6476
jsidhu@customersbank.com
www.customersbank.com

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